SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 4, 2003
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                               KOGER EQUITY, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                     FLORIDA
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                 (State or Other Jurisdiction of Incorporation)


       1-9997                                      59-2898045
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 (Commission File Number)                    (IRS Employer Identification No.)

         225 NE MIZNER BOULEVARD, SUITE 200
                  BOCA RATON, FLORIDA                      33432
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(Address of Principal Executive Offices)                 (Zip Code)

                                 (561) 395-9666
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              (Registrant's Telephone Number, Including Area Code)

                                       NA
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         (Former Name or Former Address, if Changed Since Last Reports)

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




Item 9.  Regulation FD Disclosure.

Koger Equity, Inc. announced its quarterly results for the period ended June 30, 2003, as more particularly described in its News Release, dated August 4, 2003, and related Supplemental Information, dated June 30, 2003, on the Company's web site, a copy of which is attached hereto as Exhibit 99(a) and by this reference made a part hereof.

Koger Equity, Inc. also announced that it has signed a definitive agreement with State Teachers Retirement System of Ohio to acquire the Rosemeade Building and CIGNA Plaza in Dallas, Texas for $33.15 million in cash, as more particularly described in its News Release, dated August 4, 2003, a copy of which is attached hereto as Exhibit 99(b) and by this reference made a part hereof.

For more information on Koger Equity, Inc., contact the company at 800-850-2037 or visit its Web site at www.koger.com.



Item 7.   Financial Statements and Exhibits.

(c)      Exhibits

                  Exhibit
                  Number   Description of Exhibit

                     99(a) Koger Equity, Inc. News Release, dated August 4,
                           2003, and related Supplemental Information, dated June 30, 2003.

                     99(b) Koger Equity, Inc. News Release, dated August 4,
                           2003.

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



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.




                              KOGER EQUITY, INC.




Dated:  August 4, 2003        By:             /S/ Steven A. Abney
                                     ------------------------------------
                                                 Steven A. Abney
                              Title:       Vice President/Finance and
                                            Chief Accounting Officer
                                          (Principal Financial Officer)



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                                  EXHIBIT INDEX

The following designated exhibits are filed herewith:

                  Exhibit
                  Number   Description of Exhibit

                     99(a) Koger Equity, Inc. News Release, dated August 4,
                           2003, and related Supplemental Information, dated June 30, 2003.

                     99(b) Koger Equity, Inc. News Release, dated August 4,
                           2003.

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